UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38341	52-2126573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503-6091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 907 - 297 - 3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value per share	ALSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, Alaska Communications Systems Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project 8 Buyer, LLC, a Delaware limited liability company (“Parent”), and Project 8 MergerSub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Consummation of the Merger is conditioned upon, among other items, the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”). The HSR Waiting Period expired on February 16, 2021 at 11:59 p.m. Eastern Time.

The expiration of the HSR Waiting Period satisfies one of the conditions to the closing of the Merger. Consummation of the Merger remains subject to the other closing conditions set forth in the Merger Agreement. The Company continues to expect to complete the Merger in the second half of 2021 assuming all regulatory approvals that are required for the completion of the Merger have been obtained. However, there is no guarantee when any such approvals will be obtained or that they will be obtained at all.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by an entity held by ATN International, Inc. (“ATN”) and Freedom 3 Investments IV, LP (“F3C”), whereby the Company will become a wholly owned subsidiary of an entity held by ATN and F3C (the “proposed merger”), pursuant to the Merger Agreement with Parent and Merger Sub. The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company has filed relevant materials with the United States Securities and Exchange Commission (SEC), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”), which has been mailed or otherwise disseminated to the Company’s stockholders. The Company may also file other relevant documents with the SEC regarding the proposed merger. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC’s website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.
(Registrant)

Date: February 19, 2021

/s/ Leonard A. Steinberg
Leonard A. Steinberg Corporate Secretary

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